UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 16, 2004

Six Flags, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059

(Commission File Number)	(IRS Employer Identification No.)

11501 Northeast Expressway
Oklahoma City, Oklahoma	73131

(Address of Principal Executive Offices)	(Zip Code)

(405) 475-2500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     The information set forth in the press release issued by Six Flags, Inc. on November 16, 2004 (relating to the pricing of the Company’s offering of its 4.5% convertible senior notes due 2015, the net proceeds of which will be used to repurchase or redeem a portion of its outstanding 9 1/2 % Senior Notes due 2009 and 8 7/8% Senior Notes due 2010), attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     99.1      Press Release of Six Flags, Inc., dated November 16, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS, INC.
	By:	/s/ James F. Dannhauser
		Name:	James F. Dannhauser
Date: November 16, 2004		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 16, 2004.

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